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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 28, 1999


                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Ohio                         0-21533                       31-1209872
- ----------------           ---------------------          ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER ITEMS.

        On September 28, 1999, Nasdaq informed TEAM America Corporation, an Ohio corporation (the "Company"), that its appeal of the decision to delist the Company from the Nasdaq National Market had been reviewed by the Nasdaq Listing Qualifications Panel and denied. Effective with the open of business on October 1, 1999, the Company will be moved to The Nasdaq SmallCap Market.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TEAM AMERICA CORPORATION

Date: September 29, 1999                  By: /s/ Michael R. Goodrich
                                             ----------------------------
                                              Michael R. Goodrich, Chief
                                              Financial Officer

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